Exhibit 99.1

December 31, 2003

AGENDA 1. PROFILE 2. MISSION AND OPERATING STRATEGIES 3. FINANCIAL DATA 4. SUMMARY AND QUESTIONS 4. SUMMARY AND QUESTIONS 4. SUMMARY AND QUESTIONS 4. SUMMARY AND QUESTIONS 4. SUMMARY AND QUESTIONS

BOSTONFED BANCORP, INC. Initial Public Offering - Issued 6,589,617 Shares - October 24, 1995 Regulated By Office of Thrift Supervision (OTS) BOSTON FEDERAL SAVINGS BANK (BFSB) FOUNDED 1888 Federal Thrift Charter OTS Regulated Seventeen Branch Offices - $1.2 Billion in Deposits Forward Financial Company - Consumer Lending Subsidiary PROFILE PROFILE

At December 31, 2003 SHARES OUTSTANDING - 4,473,277 REPURCHASED 2,522,484 BOOK VALUE PER COMMON SHARE - $21.07 MARKET VALUE PER COMMON SHARE: $34.90 MARKET CAPITALIZATION - $156 MILLION ASSETS $1.7 BILLION PROFILE PROFILE

1-Arlington 9-Needham 2 Bedford 10-Newton 3-Belmont 11-Peabody 4-Billerica 12-Revere 5-Boston 13-Sudbury 6-Burlington 14-Wellesely (2) 7-Chelsea 15-Woburn (2) 8-Lexington

Arlington Bedford Belmont Billerica Boston Burlington Chelsea Lexington Needham Newton Peabody Revere Sudbury Wellesley(2) Woburn(2) 71 74 31 79 51 54 69 163 47 53 64 71 31 84 100 72 93 75 46 84 33 111 61 41 136 62 89 102 101 141 $ Millions AVERAGE $69 December 31, 2003 Deposits by City/Town

Arlington Bedford Belmont Billerica Boston Burlington Chelsea Lexington Needham Newton Peabody Revere Sudbury Wellesley Woburn 72 93 89 75 46 84 33 111 102 101 61 41 141 136 62 $ Thousands Mass. Average $56 MEDIAN HOUSEHOLD INCOME 2003 DATA

ENHANCE SHAREHOLDER VALUE MEET CUSTOMER NEEDS PROVIDE QUALITY FINANCIAL SERVICES AND PRODUCTS MAINTAIN COMPETITIVE PRICING REMAIN A COMMUNITY BANK PROVIDED BY WELL TRAINED, EFFICIENT & COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF COMPETENT STAFF MISSION

OPERATING STRATEGIES CONTINUE TO SPECIALIZE IN ONE-TO-FOUR FAMILY IMPROVE ASSET QUALITY DIVERSIFY BALANCE SHEET EXPAND MORTGAGE BANKING/LOAN SERVICING CONTINUE TO BUILD CORE ACCOUNTS

OPERATING STRATEGIES DEVELOP NICHE BUSINESS IMPROVE EFFICIENCY MANAGE INTEREST RATE RISK EXPLORE EXPANSION OPPORTUNITIES IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY

Million $ TOTAL ASSETS 1997 1998 1999 2000 2001 2002 2003 As Reported 975 1139 1254 1328 1471 1526 1696 December 31,

Business multi Construction Commercial R.E. 1-4 Family Equity 0.02 0.02 0.09 0.1 0.67 0.1 LOAN PORTFOLIO Adjustable 80% Fixed 20% Total Loans $1.2 Billion 1-to 4-Family 67% As of December 31, 2003

DEPOSIT MIX Certificate of Deposit Money Market N.O.W ccount Regular Savings Non-Interest Bearing East 0.44 0.16 0.13 0.19 0.08 Excel.Sheet.8

CAPITAL POSITION GAAP Tier 1 Leverage Ratio = 4.6% Tier 1 (w/Trust Preferred) = 6.5%

ASSET QUALITY RATIOS 12/31/1997 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/31/2003 Non-Performing Assets to Total Assets* 0.0016 0.0008 0.0009 0.0008 0.0008 0.0043 0.0038 Non-Performing Assets to Total Assets* * Loans More Than 90 Days Past Due and Real Estate Owned

LOAN LOSS RESERVES Loan Loss Provision in Millions Loan Loss Reserve to Total Loans Loan Loss Reserve to NPLs 12/31/97 $1.7 .082% 470% 12/31/98 $1.6 .88% 1,029% 12/31/99 $1.6 1.01% 1,428% 12/31/00 $1.0 1.07% 1,190% 12/31/01 $0.8 1.13% 1,065% 12/31/02 $1.4 1.13% 230% 12/31/03 $3.4 1.13% 296% 12/31/03 $3.4 1.13% 296%

1998 1999 2000 2001 2002 Loan Volume 864 631 451 964 1206 Sales 350 301 193 550 703 MORTGAGE LOAN VOLUME AND LOANS SOLD millions 1999 2000 2001 2002 2003 Loan Volume 631 451 964 1206 1336 Sales 301 193 550 703 681 MSGraph.Chart.8

1999 2000 2001 2002 2003 BFBI Mortgages 1016 998 1016 967 1071 Loans Sold, Serviced by BFBI 784 887 974 1085 977 Totals 1800 1885 1990 2052 2048 TOTAL BFBI MORTGAGES AND LOANS SERVICED FOR OTHERS BFBI Mortgages Loans Sold, Serviced by BFBI Totals millions December 31,

1998 1999 2000 2001 2002 2003 Reported 7.6 8.6 9.7 9.7 2.4 3.3 See Exclusions 7.8 4.5 NET INCOME Millions Exclusions: 2002 excludes cost of legal settlements and goodwill impairment. 2003 excludes REIT tax issue.

1998 1999 2000 2001 2002 2003 Reported 1.43 1.71 2.01 2.05 0.51 0.71 See Exclusions 1.66 0.97 EARNINGS PER SHARE Exclusions: 2002 excludes cost of legal settlements and goodwill impairment. 2003 excludes REIT tax issue.

12/31/1999 3/31/2000 6/30/2000 9/30/2000 12/31/2000 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 15.88 11.06 14.13 21.31 20.88 23.2 22.9 22.8 24.1 25.25 32.4 29.99 26.7 22.86 26.91 30.25 34.9 0.46 0.48 0.52 0.54 0.48 0.42 0.54 0.56 0.54 0.5 0.55 0.39 0.28 0.31 -0.07 0.3 0.41 2003 AVERAGE DAILY TRADING VOLUME APPROX. 11,200 SHARES $ PRICE EPS Stock Price EPS STOCK PRICE VS. EARNINGS PER SHARE $ * *Excludes cost of legal settlements and goodwill impairment. **Excludes the effect of the REIT tax issue. * ** $34.90 **

RETURN ON EQUITY 1998 1999 2000 2001 2002 2003 ROE 0.09 0.1 0.107 0.103 0.024 0.035 See Exclusions 0.08 0.048 Exclusions: 2002 excludes cost of legal settlements and goodwill impairment. 2003 excludes REIT tax issue.

1998 1999 2000 2001 2002 2003 0.0317 0.0297 0.0311 0.0286 0.0271 0.0247 NET INTEREST MARGIN Percent % December 31,

ENHANCED VALUE LEVERAGE DIVIDEND REPURCHASE (on hold) ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS

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COMPARATIVE: PERCENT CHANGE 12/31/02 - 12/31/03 BFD '1-5 Bill $ Thrift Index DOW Russell 2000 NASDQ 0.31 0.47 0.38 0.25 0.45 0.5 BFD DOW Russell 2000 NASDAQ SNL 1-5 bill $ SNL Thrift Index Index Index Index

BFD Median* Average* * All savings institutions converting during 6 months before and 6 months after 10-24-95 PRICE CHANGE - IPO THROUGH 12/31/03 IPO THROUGH 12/31/03 IPO THROUGH 12/31/03

BOSTONFED BANCORP INSIDER OWNERSHIP APPROXIMATE NUMBER OF SHAREHOLDERS EMPLOYEE OWNERS 325 OTHER RECORD HOLDERS 500 STREET HOLDERS 1,500 2,425 DIRECTORS & SENIOR OFFICERS 8.1% 401K PLAN 1.2% ESOP PLAN 10.8% TOTAL (Not including options) 20.1% PERCENT OF SHARES OWNED PERCENT OF SHARES OWNED

INCREASE INTEREST INCOME IMPROVE MARGIN IMPROVE FEE INCOME IMPROVE EFFICIENCY RATIO INCREASE NET INCOME IMPROVE RETURN ON EQUITY INCREASE EARNINGS PER SHARE GROW DEPOSIT FRANCHISE INCREASE PRICE OF COMMON STOCK OPPORTUNITY OPPORTUNITY

ATTRACTIVELY VALUED STOCK EXCELLENT FRANCHISE POTENTIAL ADDITIONAL ACQUISITIONS REPURCHASES (When appropriate) ORGAINIC GROWTH OPPORTUNITY OPPORTUNITY

This presentation may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services. products and services. products and services. products and services. products and services. products and services. products and services. products and services. products and services. products and services. products and services. products and services.